Exhibit 99.1

UNIVERSAL HEALTH REALTY INCOME TRUST		Universal Corporate Center
367 S. Gulph Road
P.O. Box 61558
King of Prussia, PA 19406
(610) 265-0688

FOR IMMEDIATE RELEASE
CONTACT:	Charles Boyle	July 26, 2019
Chief Financial Officer
(610) 768-3300

UNIVERSAL HEALTH REALTY INCOME TRUST

REPORTS 2019 SECOND QUARTER FINANCIAL RESULTS

Consolidated Results of Operations - Three-Month Periods Ended June 30, 2019 and 2018:

KING OF PRUSSIA, PA - Universal Health Realty Income Trust (NYSE:UHT) announced today that for the three-month period ended June 30, 2019, reported net income was $4.3 million, or $.31 per diluted share, as compared to $5.8 million, or $.42 per diluted share, during the second quarter of 2018.

As calculated on the attached Schedule of Non-GAAP Supplemental Information (“Supplemental Schedule”), our funds from operations (“FFO”), were $11.0 million, or $.80 per diluted share, during the second quarter of 2019, as compared to $12.0 million, or $.88 per diluted share during the second quarter of 2018.

Our net income, adjusted net income and FFO for the three-month period ended June 30, 2018 included a net favorable impact of approximately $1.3 million, or $.10 per diluted share, consisting of the following: (i) a favorable impact of approximately $1.7 million, or $.12 per diluted share, received in connection with a lease termination agreement entered into during the second quarter of 2018 on a single-tenant medical office building located in Texas (the building has approximately 20,500 rentable square feet and this agreement terminated a lease that was scheduled to expire in July, 2020), partially offset by; (ii) an unfavorable impact of approximately $400,000, or $.02 per diluted share, consisting of non-recurring repairs and remediation expenses incurred at one of our medical office buildings. Also included in our net income and adjusted net income during the second quarter of 2018 was a favorable impact of $194,000, or $.01 per diluted share, of business interruption insurance recoveries recorded in connection with damage sustained from Hurricane Harvey which occurred in late August, 2017.

Consolidated Results of Operations - Six-Month Periods Ended June 30, 2019 and 2018:

For the six-month period ended June 30, 2019, our reported net income was $8.5 million, or $.62 per diluted share, as compared to $15.4 million, or $1.12 per diluted share during the first six months of 2018.

As reflected on the attached Supplemental Schedule, our financial results for the six-month period ended June 30, 2019 included a gain of $250,000, or $.02 per diluted share, related to the sale of a parcel of land located at one of our buildings. Our financial results for the six-month period ended June 30, 2018 included $4.5 million, or $.33 per diluted share, of hurricane insurance recoveries in excess of damaged property write-downs received in connection with damage sustained from Hurricane Harvey which occurred in August, 2017. Excluding the impact of these items from each respective six-month period, and as calculated on the Supplemental Schedule, our adjusted net income was $8.2 million, or $.60 per diluted share during the six-month period ended June 30, 2019, as compared to $10.9 million, or $.79 per diluted share during the six-month period ended June 30, 2018.

As also calculated on the Supplemental Schedule, our FFO were $21.9 million, or $1.60 per diluted share, during the first six months of 2019, as compared to $23.5 million, or $1.71 per diluted share, during the first six months of 2018.

Our net income and adjusted net income for the six months ended June 30, 2019 was unfavorably impacted by $355,000, or $.03 per diluted share, resulting from net asset write offs recorded in connection with early lease terminations or relocations that occurred during the first quarter of 2019 at three of our multi-tenant medical office buildings. As discussed above, our net income, adjusted net income and FFO for the six months ended June 30, 2018 included a net favorable impact of approximately $1.3 million, or $.10 per diluted share, related to the favorable impact from a lease termination agreement entered into during the second quarter of 2018 ($1.7 million, or $.12 per diluted share) partially offset by the unfavorable impact of the non-recurring repairs and remediation expenses incurred at one of our medical office buildings ($400,000, or $.02 per diluted share). In addition, our net income, adjusted net income and FFO during the six months ended June 30, 2018 included the favorable impact of approximately $1.2 million, or $.08 per diluted share, resulting from business interruption insurance recovery proceeds recorded during the six-month period ended June 30, 2018.  Included in this amount, which covered the period of late August, 2017 through June 30, 2018 (after satisfaction of the applicable deductibles), was approximately $500,000, or $.04 per diluted share, related to the period of August, 2017 through December 31, 2017.

Dividend Information:

The second quarter dividend of $.68 per share, or $9.4 million in the aggregate, was declared on June 12, 2019 and paid on July 2, 2019.

Capital Resources Information:

At June 30, 2019, we had $191.6 million of borrowings outstanding pursuant to the terms of our $300 million credit agreement and $108.4 million of available borrowing capacity. The credit agreement has a scheduled maturity date of March, 2022, however, we have the option to extend the maturity date for up to two additional six-month periods.

Adoption of ASU 2016-02, “Leases (Topic 842): Amendments to the FASB Accounting Standards Codification”:

Effective January 1, 2019, we adopted ASU 2016-02 which requires lessees to, among other things, recognize right-of-use assets and lease liabilities on the balance sheet. As a result of our adoption of ASU 2016-02, in connection with ground leases where we are the lessee, our consolidated balance sheet as of June 30, 2019 includes right-of-use land assets ($8.9 million) and ground lease liabilities ($8.9 million).  Prior period financial statement amounts were not adjusted for the effects of this new standard.

General Information, Forward-Looking Statements and Risk Factors and Non-GAAP Financial Measures:

Universal Health Realty Income Trust, a real estate investment trust, invests in healthcare and human service related facilities including acute care hospitals, rehabilitation hospitals, sub-acute care facilities, medical/office buildings, free-standing emergency departments and childcare centers. We have investments in sixty-nine properties located in twenty states.

This press release contains forward-looking statements based on current management expectations. Numerous factors, including those disclosed herein, those related to healthcare and healthcare real estate industry trends and those detailed in our filings with the Securities and Exchange Commission (as set forth in Item 1A - Risk Factors and in Item 7-Forward-Looking Statements and Risk Factors in our Form 10-K for the year ended December 31, 2018 and in Item 2 – Forward-Looking Statements and Certain Risk Factors in our Form 10-Q for the quarterly period ended March 31, 2019), may cause the results to differ materially from those anticipated in the forward-looking statements. Many of the factors that will determine our future results are beyond our capability to control or predict. These statements are subject to risks and uncertainties and therefore actual results may differ materially. Readers should not place undue reliance on such forward-looking statements which reflect management’s view only as of the date hereof. We undertake no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

We believe that adjusted net income and adjusted net income per diluted share (as reflected on the attached Supplemental Schedules), which are non-GAAP financial measures (“GAAP” is Generally Accepted Accounting Principles in the United States of America), are helpful to our investors as measures of our operating performance. In addition, we believe that, when applicable, comparing and discussing our financial results based on these measures, as calculated, is helpful to our investors since it neutralizes the effect in each year of material items that are non-recurring or non-operational in nature including items such as, but not limited to, gains on transactions and hurricane proceeds in excess of damaged property write-downs.

Funds from operations (“FFO”) is a widely recognized measure of performance for Real Estate Investment Trusts (“REITs”). We believe that FFO and FFO per diluted share, which are non-GAAP financial measures, are helpful to our investors as measures of our operating performance. We compute FFO, as reflected on the attached Supplemental Schedules, in accordance with standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), which may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than we interpret the definition. FFO adjusts for the effects of gains, such as gains on transactions and hurricane recovery proceeds in excess of damaged property write-downs during the periods presented.  To the extent a REIT recognizes a gain or loss with respect to the sale of incidental assets, such as the sale of land peripheral to operating properties, the REIT has the option to exclude or include such gains and losses in the calculation of FFO.  We have opted to exclude gains and losses from sales of incidental assets in our calculation of FFO.  FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income determined in accordance with GAAP. In addition, FFO should not be used as: (i) an indication of our financial performance determined in accordance with GAAP; (ii) an alternative to cash flow from operating activities determined in accordance with GAAP; (iii) a measure of our liquidity, or; (iv) an indicator of funds available for our cash needs, including our ability to make cash distributions to shareholders. A reconciliation of our reported net income to FFO is reflected on the Supplemental Schedules included below.

To obtain a complete understanding of our financial performance these measures should be examined in connection with net income, determined in accordance with GAAP, as presented in the condensed consolidated financial statements and notes thereto in this report or in our other filings with the Securities and Exchange Commission including our Report on Form 10-K for the year ended

December 31, 2018 and our report on Form 10-Q for the quarterly period ended March 31, 2019. Since the items included or excluded from these measures are significant components in understanding and assessing financial performance under GAAP, these measures should not be considered to be alternatives to net income as a measure of our operating performance or profitability. Since these measures, as presented, are not determined in accordance with GAAP and are thus susceptible to varying calculations, they may not be comparable to other similarly titled measures of other companies. Investors are encouraged to use GAAP measures when evaluating our financial performance.

(more)

Universal Health Realty Income Trust

Consolidated Statements of Income

For the Three and Six Months Ended June 30, 2019 and 2018

(amounts in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018
Revenues:
Lease revenue - UHS facilities (a.)	$5,651	$5,619	$11,444	$11,354
Lease revenue- Non-related parties	13,178	12,392	25,909	24,899
Other revenue - UHS facilities	209	75	422	137
Other revenue - Non-related parties	288	2,025	663	2,260
	19,326	20,111	$38,438	$38,650
Expenses:
Depreciation and amortization	6,426	6,111	13,134	12,398
Advisory fees to UHS	982	948	1,952	1,852
Other operating expenses	5,330	5,445	10,540	10,653
	12,738	12,504	25,626	24,903
Income before equity in income of unconsolidated limited liability companies ("LLCs"), interest expense, hurricane insurance recovery proceeds and gain	6,588	7,607	12,812	13,747
Equity in income of unconsolidated LLCs	454	425	884	854
Hurricane insurance recovery proceeds in excess of damaged property write-downs	-	-	-	4,535
Hurricane business interruption insurance recovery proceeds	-	194	-	1,162
Gain on sale of land	-	-	250	-
Interest expense, net	(2,781)	(2,421)	(5,473)	(4,889)
Net income	$4,261	$5,805	$8,473	$15,409
Basic and diluted earnings per share	$0.31	$0.42	$0.62	$1.12

Weighted average number of shares outstanding - Basic	13,730	13,720	13,729	13,719
Weighted average number of shares outstanding - Diluted	13,749	13,720	13,748	13,719

(a.) Includes bonus rental on UHS hospital facilities of $1,352 and $1,204 for the three-month periods ended June 30, 2019 and 2018, respectively, and $2,746 and $2,530 for the six-month periods ended June 30, 2019 and 2018, respectively.

Universal Health Realty Income Trust

Schedule of Non-GAAP Supplemental Information (“Supplemental Schedule”)

For the Three Months Ended June 30, 2019 and 2018

(in thousands, except per share amounts)

(unaudited)

Calculation of Adjusted Net Income

	Three Months Ended		Three Months Ended
	June 30, 2019		June 30, 2018
	Amount	Per Diluted Share	Amount	Per Diluted Share
Net income	$4,261	$0.31	$5,805	$0.42
Adjustments:
Subtotal adjustments to net income	-	-	-	-
Adjusted net income	$4,261	$0.31	$5,805	$0.42

Calculation of Funds From Operations (“FFO”)

	Three Months Ended		Three Months Ended
	June 30, 2019		June 30, 2018
	Amount	Per Diluted Share	Amount	Per Diluted Share
Net income	$4,261	$0.31	$5,805	$0.42
Plus: Depreciation and amortization expense:
Consolidated investments	6,426	0.47	5,959	0.44
Unconsolidated affiliates	291	0.02	254	0.02
FFO	$10,978	$0.80	$12,018	$0.88
Dividend paid per share		$0.680		$0.670

Universal Health Realty Income Trust

Schedule of Non-GAAP Supplemental Information (“Supplemental Schedule”)

For the Six Months Ended June 30, 2019 and 2018

(in thousands, except per share amounts)

(unaudited)

Calculation of Adjusted Net Income

	Six Months Ended		Six Months Ended
	June 30, 2019		June 30, 2018
	Amount	Per Diluted Share	Amount	Per Diluted Share
Net income	$8,473	$0.62	$15,409	$1.12
Adjustments:
Less: Hurricane insurance recovery proceeds in excess of damaged property write-downs	-	-	(4,535)	(0.33)
Less: Gain on sale of land	(250)	(0.02)	-	-
Subtotal adjustments to net income	(250)	(0.02)	(4,535)	(0.33)
Adjusted net income	$8,223	$0.60	$10,874	$0.79

Calculation of Funds From Operations (“FFO”)

	Six Months Ended		Six Months Ended
	June 30, 2019		June 30, 2018
	Amount	Per Diluted Share	Amount	Per Diluted Share
Net income	$8,473	$0.62	$15,409	$1.12
Plus: Depreciation and amortization expense:
Consolidated investments	13,134	0.96	12,110	0.88
Unconsolidated affiliates	574	0.04	525	0.04
Less: Hurricane insurance recovery proceeds in excess of damaged property write-downs	-	-	(4,535)	(0.33)
Gain on sale of land	(250)	(0.02)	-	-
FFO	$21,931	$1.60	$23,509	$1.71
Dividend paid per share		$1.355		$1.335

Universal Health Realty Income Trust

Consolidated Balance Sheets

(dollar amounts in thousands, except share data)

(unaudited)

	June 30,	December 31,
	2019	2018
Assets:
Real Estate Investments:
Buildings and improvements and construction in progress	$560,089	$557,650
Accumulated depreciation	(183,857)	(173,316)
	376,232	384,334
Land	53,396	53,396
Net Real Estate Investments	429,628	437,730
Investments in limited liability companies ("LLCs")	4,962	5,019
Other Assets:
Cash and cash equivalents	6,072	5,036
Base and bonus rent and other receivables from UHS	2,806	2,739
Rent receivable - other	7,070	7,469
Intangible assets (net of accumulated amortization of $24.7 million and $27.6 million, respectively)	15,754	17,407
Right-of-use land assets	8,862	-
Deferred charges and other assets, net	7,597	8,356
Total Assets	$482,751	$483,756
Liabilities:
Line of credit borrowings	$191,550	$196,400
Mortgage notes payable, non-recourse to us, net	61,562	64,881
Accrued interest	422	450
Accrued expenses and other liabilities	11,139	11,765
Dividends payable	9,354	-
Ground lease liabilities	8,862	-
Tenant reserves, deposits and deferred and prepaid rents	11,322	11,650
Total Liabilities	294,211	285,146
Equity:
Preferred shares of beneficial interest, $.01 par value; 5,000,000 shares authorized; none issued and outstanding	-	-
Common shares, $.01 par value; 95,000,000 shares authorized; issued and outstanding: 2019 - 13,755,930; 2018 - 13,746,803	138	137
Capital in excess of par value	266,252	266,031
Cumulative net income	650,789	642,316
Cumulative dividends	(728,639)	(710,006)
Accumulated other comprehensive income	-	132
Total Equity	188,540	198,610
Total Liabilities and Equity	$482,751	$483,756